                                                                   EXHIBIT 10.33

                                 PROMISSORY NOTE

$                                                                   MAY 28, 1998
 ---------------

      FOR VALUE RECEIVED BIKERS DREAM, INC., A CALIFORNIA CORPORATION ("Borrower"), promises to pay to the order of CANA CAPITAL CORPORATION, a Florida corporation ("Lender"), and its successors and assigns, the principal sum of________ DOLLARS ($______), OR THE AGGREGATE PRINCIPAL AMOUNT OUTSTANDING of all advances pursuant to that certain Loan and Security Agreement between Borrower and Lender of even date herewith ("Agreement"), whichever is less, together with interest on the principal balance outstanding from date until maturity at the rate from time to time established under the terms of said Agreement, both principal and interest being payable in lawful money of the United States of America at 9543 Sunbeam Center Drive, Jacksonville, Florida 32257, or at such other address as Lender may from time to time specify by written notice to Borrower, said principal and interest to be paid at such times and in such manner as set forth under the terms of the Agreement.

      Advances under this Note shall be made in such amounts and in accordance with the procedures described in the Agreement. Payment of this Note is secured by a security interest in all the Borrower's assets described in the Agreement and a Guaranty, all as of the date hereof (collectively, the "Loan Documents"). A default under any of the Loan Documents shall constitute a default hereunder.

      Anything in this Note, the Loan Documents, or any other agreements between Borrower and Lender to the contrary notwithstanding, if for any circumstances whatever fulfillment of any of the foregoing documents or agreements at the time performance of said provision shall be due shall involve transcending the limit of validity prescribed by the usury laws of the state of Florida or any other law of the state of Florida, as the same may be preempted by federal law or statutes, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity so that in no event shall exaction be possible under this Note or any of the aforesaid documents or agreements securing the same in excess of the limit of such validity, but such obligation shall be fulfilled to the limit of such validity and if under any circumstances whatsoever interest in excess of the limit of such validity will have been paid by the Borrower, endorsers or guarantors, in connection with the extension of credit evidenced by this Note, such excess shall be applied by Lender to the unpaid principal balance of this Note or refunded to the Borrower, endorsers or guarantors, as the case may be, the manner of handling such excess to be at Lender's election and/or in case any such excess interest has accrued, Lender shall eliminate such excess interest so that under no circumstances shall interest thereon or on the loan evidenced by the aforesaid documents or agreements securing this Note exceed the maximum rate allowed by the laws of the state of Florida, as the same may be preempted by federal law or statutes.

      If default be made in the payment of any sums hereunder for a period of more than five (5) business days or in the performance of any agreements contained herein, or if an event of default shall have occurred under any of the Loan Documents, then, at the option of the Lender, the entire principal sum then remaining unpaid, with accrued interest, shall immediately become due and payable without any notice other than as may be required under the terms of the Agreement, and said principal sum and said accrued interest shall both bear interest at the default rate set forth in the Agreement from such time until paid. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time.

      In the event the Lender or any holder hereof shall retain or engage an attorney to collect or enforce or protect its interests with respect to this Note or the Loan Documents, then Borrower shall pay all of the costs and expenses of such collection, enforcement or protection, including reasonable attorney's fees, whether or not suit is instituted, and including reasonable attorneys' fees incurred on appeal or in any bankruptcy proceeding.

      The Borrower and any endorsers and guarantors hereof, for themselves, their heirs, legal representatives, successors and assigns, respectively, hereby expressly waive presentment, demand for payment, notice of dishonor, protest, notice of non-payment, and diligence in collection, and consent that the time of all payments or any part thereof may be extended, modified, renewed or postponed by the Lender, and further consent that the real or personal security or any part thereof may be released, exchanged, added to, or substituted by the Lender, without in anywise modifying, altering, releasing, affecting, or limiting their respective liability or the lien of any security instrument, and agree that the Lender shall not be required first to institute any suit, or to exhaust any of its remedies against the Borrower or any other person or party liable hereunder, in order to enforce payment of this Note.

      This Note may not be changed, modified or terminated orally, but only by an agreement in writing, signed by the party charged therewith.

      This Note is to be construed and enforced according to the laws of the state of Florida.

      This Note shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Lender, its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions thereof shall in no way be affected thereby.

Signed and sealed in the presence of:

Print:
      -----------------------------

By:
      -----------------------------


Print:

        "BORROWER(S)"


                                       2